MRC Global

3Q 2022 Earnings Presentation

November 8, 2022







Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED						NINE MONTHS ENDED			
	September 30, 2022		June 30, 2022		September 30, 2021		September 30, 2022		September 30, 2021	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 904		$ 848		$ 685		$ 2,494		$ 1,980	
Gross profit	$ 165	18.3%	$ 151	17.8%	$ 95	13.9%	$ 452	18.1%	$ 310	15.7%
Depreciation and amortization	5		4		4		14		14	
Amortization of intangibles	4		6		6		15		18	
Increase in LIFO reserve	24		20		32		50		47	
Adjusted Gross Profit	$ 198	21.9%	$ 181	21.3%	$ 137	20.0%	$ 531	21.3%	$ 389	19.6%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated November 8, 2022.

Adjusted SG&A Reconciliation

THREE MONTHS ENDED

($ millions)	September 30, 2022		June 30, 2022		September 30, 2021	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 904		$ 848		$ 685	
SG&A	$ 120	13.3 %	$ 120	14.2 %	$ 102	14.9%
Adjusted SG&A	$ 120	13.3 %	$ 120	14.2 %	$ 102	14.9 %

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated November 8, 2022.

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED						NINE MONTHS ENDED			
	September 30, 2022		June 30, 2022		September 30, 2021		September 30, 2022		September 30, 2021	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 904		$ 848		$ 685		$ 2,494		$1,980	
Net income (loss)	$ 24	2.7%	$ 14	1.7%	$ (11)	(1.6)%	$ 54	2.2%	$ (10)	(0.5)%
Income tax expense (benefit)	10		6		(2)		23		(1)	
Interest expense	6		5		6		17		18	
Depreciation and amortization	5		4		4		14		14	
Amortization of intangibles	4		6		6		15		18	
Increase in LIFO reserve	24		20		32		50		47	
Equity-based compensation expense	3		3		3		9		10	
Foreign currency losses	6		7		1		13		2	
Employee separation	-		-		-		-		1	
Adjusted EBITDA	$ 82	9.1%	$ 65	7.7%	$ 39	5.7%	$ 195	7.8%	$ 99	5.0%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 8, 2022.

Adjusted Net Income (Loss) Attributable to Common Stockholders Reconciliation

	THREE MONTHS ENDED						NINE MONTHS ENDED			
	September 30, 2022		June 30, 2022		September 30, 2021		September 30, 2022		September 30, 2021	
($ millions)	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net income (loss) attributable to common stockholders	**$ 18**	**$0.21**	**$ 8**	**$0.09**	**$ (17)**	**$ (0.21)**	**$ 36**	**$ 0.42**	**$ (28)**	**$ (0.34)**
Increase in LIFO reserve, net of tax	18	0.21	15	0.18	25	0.30	38	0.45	36	0.43
Adjusted net income attributable to common stockholders	**$ 36**	**$ 0.42**	**$ 23**	**$ 0.27**	**$ 8**	**$ 0.09**	**$ 74**	**$ 0.87**	**$ 8**	**$ 0.09**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated November 8, 2022.

Net Debt & Leverage Ratio Calculation

($ millions)	September 30, 2022	June 30, 2022	September 30, 2021
Long-term debt, net	$ 338	$ 353	$ 323
Plus: current portion of long-term debt	3	3	2
Long-term debt	$ 341	$ 356	$ 325
Less: cash	29	21	47
Net debt	$ 312	$ 335	$ 278

Net debt	$ 312	$ 335	$ 278
Trailing twelve months adjusted EBITDA	242	199	121
Leverage ratio	1.3	1.7	2.3

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated November 8, 2022.

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, adjusted EBITDA, adjusted net income, adjusted diluted EPS, adjusted SG&A, gross profit, gross profit percentage, adjusted gross profit, adjusted gross profit percentage, net debt, tax rate, capital expenditures and cash from operations, free cash flow, free cash flow after dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated November 8, 2022.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **net income (adjusted EBITDA)**
- **net income margin (adjusted EBITDA margin)**
- **gross profit (adjusted gross profit)**
- **gross profit percentage (adjusted gross profit percentage)**
- **net income (adjusted net income)**
- **diluted earnings per share (adjusted diluted EPS)**
- **selling, general and administrative expense (adjusted SG&A)**
- **net cash provided by operations (free cash flow and free cash flow after dividends)**
- **long-term debt, net (net debt)**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Third Quarter 2022 Results – Key Metrics

Revenue Generation

Revenue **$904M**
- **7%** above 2Q22
- **32%** above 3Q21

E-commerce: **49.6%** of total orders are digital
- 210 bps increase over 3Q21

Debt Reduction

Long-term debt **$341M**

Net debt **$312M**

Leverage ratio **1.3x**

Cost Control

SG&A **13.3%** of revenue

Working Capital Efficiency

Net working capital to sales ratio **16.6%**

Profitability

Net income attributable to common stockholders **$18M**

Adjusted EBITDA **$82M** or **9.1%** of revenue – **margin % is an MRC Global record**

20% incremental adjusted EBITDA from 3Q21

Cash Generation & Liquidity

Cash provided by operations during the third quarter **$33M**

Liquidity **$641M**

Gross Margin

Gross profit percentage **18.3%**

Adjusted gross profit percentage **21.9% - an MRC Global record**

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Third Quarter 2022 Results – Sequential Changes

REGION: Revenue Highlights 3Q22 vs. 2Q22

U.S.: Increased **7%**, or **$51 million**, led by the gas utilities sector, which increased **$44 million**, as customers continue to make progress on their infrastructure projects. The downstream, industrial & energy transition (DIET) sector was up **$11 million** from biofuel projects, mining customer spending, and turnaround maintenance for refining and chemicals. The upstream production sector was up **$1 million**, primarily from market share gains, despite several projects shifting to the fourth quarter. The midstream pipeline sector was down **$5 million**, due to the timing of construction projects.

Canada: Decreased **8%**, or **$3 million**, due to upstream production seasonality.

International: Increased **9%**, or **$8 million**, driven by the DIET sector in the U.K., the Netherlands and New Zealand, despite a **$5 million** unfavorable impact from weaker foreign currencies.

INDUSTRY SECTOR: Revenue Highlights 3Q22 vs. 2Q22

Gas Utilities: Increased **14%**, or **$45 million**, driven by the U.S. segment.

Downstream, Industrial & Energy Transition: Increased **7%**, or **$17 million**, led by U.S. operations followed by International.

Upstream Production: Decreased **1%**, or **$2 million**, primarily driven by seasonality in the Canada segment partially offset by increases in the U.S. and International segments.

Midstream Pipeline: Decreased **4%**, or **$4 million**, due to the timing of construction projects.

Quarterly Financial Performance - GAAP

($ millions, except per share data)

SALES


$685
$848
$904
$1,980
$2,494
3Q21
2Q22
3Q22
YTD 2021
YTD 2022

GROSS PROFIT & % MARGIN


$95
$151
$165
$310
$452
13.9%
17.8%
18.3%
15.7%
18.1%
3Q21
2Q22
3Q22
YTD 2021
YTD 2022

NET INCOME & % MARGIN


$14
$24
$54
3Q21
2Q22
3Q22
YTD 2021
YTD 2022
$(11)
$(10)
(1.6)%
1.7%
2.7%
(0.5)%
2.2%

DILUTED EPS


$0.09
$0.21
$0.42
3Q21
2Q22
3Q22
YTD 2021
YTD 2022
$(0.21)
$(0.34)

Quarterly Financial Performance - Adjusted *($ millions, except per share data)*

SALES


$685
$848
$904
$1,980
$2,494
3Q21
2Q22
3Q22
YTD 2021
YTD 2022

ADJUSTED GROSS PROFIT & % MARGIN[1]


$137
20.0%
$181
21.3%
$198
21.9%
$389
19.6%
$531
21.3%
3Q21
2Q22
3Q22
YTD 2021
YTD 2022

ADJUSTED EBITDA & % MARGIN[1]


$39
5.7%
$65
7.7%
$82
9.1%
$99
5.0%
$195
7.8%
3Q21
2Q22
3Q22
YTD 2021
YTD 2022

ADJUSTED DILUTED EPS[1]


$0.09
$0.27
$0.42
$0.09
$0.87
3Q21
2Q22
3Q22
YTD 2021
YTD 2022

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$325
$356
$341
3Q21
2Q22
3Q22
Net Leverage[1]:
2.3x
1.7x
1.3x

CAPITAL STRUCTURE

September 30, 2022	
Cash and Cash Equivalents	**$ 29**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 296
Global ABL Facility due 2026	45
Total Debt	$ 341
Preferred stock	355
Common stockholders' equity	363
Total Capitalization	**$ 1,059**
Liquidity	**$ 641**

CASH FLOW FROM OPERATIONS


$(31)
$(50)
$33
$16
$(30)
3Q21
2Q22
3Q22
YTD 2021
YTD 2022

WORKING CAPITAL TO SALES RATIO[2]


17.9%
17.9%
16.6%
3Q21
2Q22
3Q22

1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
2. Working capital to sales ratio is defined as working capital, net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Concluding Key Points – Positioned for Growth







- Gas Utilities is a strong growth engine due to compelling secular trends and recession resilience.
- DIET fundamentals are improving with increased customer and government spending
- Our downstream project management expertise supports growth in energy transition and chemicals for both brownfield and greenfield projects.
- Energy Transition is a significant future driver of growth
- Strong energy fundamentals give us confidence of a multi-year upcycle bolstering our upstream and midstream businesses.
- Our balance sheet is in excellent shape due to efficient working capital management, debt reduction and improving market fundamentals.
- 3Q22 backlog of $773 million, up 4% since 2Q22 driven by the U.S. segment

APPENDIX